TBA

Balance         $31,500,000     Delay            24               WAC(1)     3.240
Coupon          2.865           Dated            1/1/2004         WAM(1)     359
Settle          1/31/2004       First Payment    2/25/2004

                       15 CPR           20 CPR           25 CPR           30 CPR           40 CPR           50 CPR
         101-30+        2.537            2.421            2.289            2.144            1.983            1.625
         101-31+        2.533            2.415            2.281            2.133            1.971            1.607
         102-00+        2.528            2.408            2.273            2.123            1.958            1.589
         102-01+        2.523            2.402            2.264            2.113            1.946            1.572
         102-02+        2.519            2.396            2.256            2.102            1.933            1.554
         102-03+        2.514            2.390            2.248            2.092            1.921            1.536
         102-04+        2.509            2.383            2.240            2.082            1.908            1.519
         102-05+        2.505            2.377            2.232            2.072            1.896            1.501
         102-06+        2.500            2.371            2.223            2.061            1.883            1.484
         102-07+        2.496            2.364            2.215            2.051            1.871            1.466
         102-08+        2.491            2.358            2.207            2.041            1.858            1.448
         102-09+        2.486            2.352            2.199            2.031            1.846            1.431
         102-10+        2.482            2.345            2.191            2.020            1.833            1.413
         102-11+        2.477            2.339            2.183            2.010            1.821            1.396
         102-12+        2.472            2.333            2.175            2.000            1.808            1.378
         102-13+        2.468            2.327            2.166            1.990            1.796            1.361
         102-14+        2.463            2.320            2.158            1.980            1.783            1.343

             WAL        7.74             5.47             4.09             3.19             2.57             1.79

        Mod Durn        6.575            4.849            3.734            2.980            2.438            1.733

Principal Window    Feb04 - Jan24    Feb04 - Jul20    Feb04 - Nov16    Feb04 - May14    Feb04 - Jun12    Feb04 - Dec09

       LIBOR_6MO        1.220            1.220            1.220            1.220            1.220            1.220

       LIBOR_IYR        1.481            1.481            1.481            1.481            1.481            1.481


                       60 CPR           70 CPR         80 CPR
         101-30+        1.203            0.693          0.057
         101-31+        1.179            0.662          0.017
         102-00+        1.155            0.631         -0.023
         102-01+        1.132            0.600         -0.063
         102-02+        1.108            0.569         -0.103
         102-03+        1.084            0.538         -0.143
         102-04+        1.061            0.508         -0.183
         102-05+        1.037            0.477         -0.222
         102-06+        1.014            0.446         -0.262
         102-07+        0.990            0.415         -0.302
         102-08+        0.966            0.384         -0.342
         102-09+        0.943            0.354         -0.381
         102-10+        0.919            0.323         -0.421
         102-11+        0.896            0.292         -0.461
         102-12+        0.872            0.262         -0.500
         102-13+        0.849            0.231         -0.540
         102-14+        0.825            0.200         -0.579

             WAL        1.32             1.00           0.77

        Mod Durn        1.293            0.991          0.767

Principal Window    Feb04 - May08    Feb04 - May07  Feb04 - Jul06

       LIBOR_6MO        1.220            1.220          1.220

       LIBOR_IYR        1.481            1.481          1.481

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.